Exhibit 10


                                    COMPUMED, INC.

                                STOCK OPTION AGREEMENT
                                ----------------------

                                   (Non-Qualified)



               This  Stock  Option Agreement  is  made this  ______  day of
          _____________,  between  CompuMed,   Inc.  (the  "Company"),  and
          _______________ (the "Option Holder").

                                 R E C I T A L S

               A. The Board of Directors has determined that it is to the advantage and best interest of the Company and its shareholders to grant an option to the Option Holder covering shares of the Company's Common Stock as an inducement to remain in the service of the Company and as an incentive for increased effort during such service, and has approved the execution of this Stock Option Agreement between the Company and the Option Holder.

               B. The option granted hereby is to _______________________ ___________________________ and is not intended to qualify as an "incentive stock option", in regard to Employees, under Section 422A of the Internal Revenue Code of 1954, as amended.

               NOW THEREFORE, the parties hereto agree as follows:

               1. The Company grants to the Option Holder the right and option to purchase on the terms and conditions hereinafter set forth, all or any part of an aggregate of _____ shares of the Common Stock of the Company at the purchase price of $_____ per share, and exercisable from time to time in accordance with the provisions of this Agreement during a period expiring on the fifth anniversary of the Effective Date of this Agreement (the "Expiration Date").

               2. The Option Holder may not purchase any shares by exercise of this Option between the Effective Date and the first anniversary date thereof. Thereafter, shares may be purchased by exercise of this Option on or after the respective anniversary of the Effective Date in the amounts indicated as follows:

                                                       Cumulative
                                        Percentage     Percentage
                    Anniversary Date    Exercisable    Exercisable
                    ----------------    -----------    -----------
                          [  ]             [  ]           [  ]

               Thereafter, any time, but no later than the fifth anniversary date, the Option Holder may purchase all or any part of the shares subject to this Option which the Option Holder theretofore has not exercised. In each case the number of shares which may be purchased shall be calculated to the nearest full share and shall not be for fewer than 100 shares. The foregoing limitations shall similarly apply to the transferees of the Option Holder by will or by the laws of descent or distribution, so that said transferees shall be entitled (provided they act within twelve (12) months after the death of the Option Holder but in no event later than the Expiration Date) to purchase by exercise of this Option all or any portion of the shares subject to this Option which the Option Holder could have purchased by the exercise of the option at the time of the Option Holder's death but with respect to which this Option was not previously exercised, and no more. This Option may be exercised during the lifetime of the Option Holder only by the Option Holder, or within twelve (12) months after his death by his transferees by will or the laws of the descent or distribution, and not otherwise, regardless of any community property interest therein of the spouse of the Option Holder, or such spouse's successors in interest. If the spouse of the Option Holder shall have acquired a community property interest in this Option, the Option Holder, or Option Holder's permitted successors in interest, may exercise the option on behalf of the spouse of the Option Holder or such spouse's successors in interest.

               3.   Each  exercise of this  Option shall  be by  means of a
          written notice  of exercise  delivered to  the  Secretary of  the
          Company, specifying the number of shares to be purchased and accompanied by payment to the Company of the full purchase price of the shares to be purchased. The purchase price of the shares upon exercise of an option shall be paid (i) in cash or by certified or cashier's check payable to the order of the Company,
          (ii) by delivery of shares of Common Stock of the Company already owned by and in the possession of the option holder, or (iii) by a promissory note made by option holder in favor of the Company, upon the terms and conditions determined by the Board of
          Directors and secured by the shares issuable upon exercise complying with applicable law (including, without limitation, state, corporate and federal margin requirements), or any combination thereof. Shares of Common Stock used to satisfy the exercise price of this Option shall be valued at their fair market value determined as of the close of the business day immediately preceding the date of exercise.

               4. The fair market value of a share of Common Stock shall be determined for purposes of this Agreement by reference to the most recent sale price of the company's Common Stock and such other factors as the Board of Directors may deem appropriate to reflect the then fair market thereof, unless such shares are publicly traded on a stock exchange or otherwise, in which case such value shall be determined by reference to the closing price of such share on the principal stock exchange on which such shares are traded, or, if such shares are not then traded on a principal stock exchange, the mean between the bid and asked price of a share as supplied by the National Association of Securities Dealers through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal, for the business day immediately preceding the date on which the option is exercised.

               5. The Option granted hereby and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void if the Option Holder ceases for any reason whatsoever to be a Director of the Company or of a subsidiary corporation excepting only that (i) the Option Holder may at any time within a period of three (3) months after the date he so ceases to be a Director of any such corporation, and not thereafter, exercise the option granted hereby to the extent such option was exercisable by him on the date of such cessation as a Director, and (ii) in the event of the death or permanent disability of the Option Holder while a Director of the Company or of such subsidiary, the option granted hereby may be exercised within twelve (12) months after the date of such death or permanent disability to the extent that the Option Holder was entitled to exercise such option on the date of such death or permanent disability. During the period after death, the Option may, to the extent that it remained unexercised be exercised by the person or persons to whom the Option Holder's rights under the option granted hereby shall pass by any reason of the death of the Option Holder, whether by will or by the applicable laws of descent and distribution; provided, however, that in no event may the option granted hereby be exercised to any extent by anyone after the expiration date specified in paragraph 1 above.

               6. No shares issuable upon the exercise of this Option shall be issued and delivered unless and until there shall have been full compliance with all applicable registration requirements of the Securities Act of 1933, all applicable listing requirements of any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

               Without  limiting  the  foregoing,  the  undersigned  hereby agrees that unless and until the shares of stock covered by this Option have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, he will purchase all shares of stock to be issued upon exercise of this Option for investment and not for resale or for distribution and that upon each exercise of any portion of this Option the person entitled to exercise the same shall, upon the request of the Company, furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act of 1933 by such person. Furthermore, the Company may, if it deems appropriate, affix a legend to certificates representing shares of stock upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its Transfer Agent, and may take such other action as it deems necessary or advisable to comply with any other regulatory or governmental requirements.

               7. If Option Holder or Option Holder's permitted successors in interest disposes of shares of Common Stock acquired pursuant to the exercise of this Option, the Company shall have the right to require Option Holder or Option Holder's permitted successor in interest to pay the Company the amount of any taxes, which the Company may be required to withhold with respect to such shares.

               8. This Option and the rights and privileges granted hereby shall not be transferred, assigned, pledged or hypothecated in any way, whether by operation of the law or otherwise, except by will or the laws of descent and distribution. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privileges granted hereby contrary to the provisions hereof, this Option and all rights and privileges contained herein shall immediately become null and void and of no further force or effect.

               9. If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization,reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment (to be conclusively determined by the Board of Directors of the Company) shall be made in the number and kind of securities receivable upon the exercise of this Option, without change in the total price applicable to the unexercised portion of this Option but with a corresponding adjustment in the price for each unit of any security covered by this Option.

               Upon the dissolution or liquidation of the  Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of substantially all the property or more than 80% of the then outstanding stock of the Company to another corporation, the Option Holder shall immediately, notwithstanding the limitations set forth in Paragraph 2 above, have the right to exercise all or any part of the shares subject to this Option. Unless the Option Holder exercises this Option within thirty (30) days after notice of such proposed dissolution, liquidation, reorganization merger, consolidation or sale of substantially all the property or more than 80% of the then outstanding stock of the Company to another corporation, this Option shall terminate.

               10. Neither the Option Holder nor any other person legally entitled to exercise this option shall be entitled to any of the rights or privileges of a shareholder of the Company in respect of any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to him.

               11. This Option has been executed and delivered the day and year first above written at Manhattan Beach, California, and the interpretation, performance and enforcement of this Agreement shall be governed by the laws of the state of California.



                         COMPUMED, INC.


                         By __________________________________
                             _________________ - President


                             _________________________________
                             Option Holder - _________________